UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 13, 2005

Maxtor Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16447	77-0123732
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 McCarthy Blvd., Milpitas, California 95035
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 894-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.

Maxtor Corporation 2005 Performance Incentive Plan

     At the 2005 Annual Meeting of Stockholders of Maxtor Corporation (the “Company”) held on May 13, 2005, the Company’s stockholders approved the Maxtor Corporation 2005 Performance Incentive Plan (the “2005 Plan”). The 2005 Plan was adopted by the Company’s Board of Directors on March 7, 2005, subject to approval of its stockholders, and became effective with such stockholder approval on May 13, 2005.

     Under the 2005 Plan, the Company may grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards to employees, directors and consultants for incentive purposes. The approval of the 2005 Plan authorized 27,800,000 shares of the Company’s common stock for use, but limits the numbers of shares that may be issued and cash awarded under each type of award, subject to certain adjustments. A more detailed description of the terms of the 2005 Plan can be found in the Company’s definitive proxy statement for its 2005 annual meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on May 10, 2005, in the section of the Proxy Statement entitled “Proposal No. 2—Approval of the Company’s 2005 Performance Incentive Plan” and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the 2005 Plan filed herewith as Exhibit 99.1 and incorporated by reference herein.

Amendment to Maxtor Corporation 1998 Employee Stock Purchase Plan

     At the 2005 Annual Meeting of Stockholders of the Company held on May 13, 2005, the Company’s stockholders approved an amendment to the Company’s 1998 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the maximum number of shares of common stock that may be issued under the Purchase Plan by 7,000,000 shares to a total of 24,000,000 shares. The Purchase Plan incorporating the amendment was adopted by the Company’s Board of Directors on March 7, 2005, subject to approval of its stockholders, and became effective with such stockholder approval on May 13, 2005.

     The Purchase Plan permits eligible employees to purchase Maxtor’s common stock at a discount, but only through accumulated payroll deductions, during sequential six-month offering periods. Participants purchase shares on the last day of each offering period. The price at which shares are purchased under the Purchase Plan is established by the Company’s Board of Directors, but may not be less than 85% of the lower of the fair market value of a share of common stock on (a) the first day of the offering period or (b) the purchase date. Offering periods of the Purchase Plan generally begin on February 16 and August 16 of each year. A more detailed description of the terms of the Purchase Plan can be found in the Proxy Statement in the section entitled “Proposal No. 3—Approval of Amendment to the Company’s Employee Stock Purchase Plan” and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Purchase Plan filed herewith as Exhibit 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Maxtor Corporation 2005 Performance Incentive Plan, including forms of notice of grant and agreement

99.2	Maxtor Corporation 1998 Employee Stock Purchase Plan, as amended by the Board of Directors through March 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2005

MAXTOR CORPORATION

	By:	/s/	Duston M. Williams

	Name:		Duston M. Williams
	Title:		Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Maxtor Corporation 2005 Performance Incentive Plan, including forms of notice of grant and agreement

99.2	Maxtor Corporation 1998 Employee Stock Purchase Plan, as amended by the Board of Directors through March 7, 2005